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                                                                   EXHIBIT 99.29

                       TENTH SUPPLEMENTAL SALES AGREEMENT

                          Dated as of November 27, 1996

     Nellie Mae Education Funding, LLC ("Seller") hereby offers for sale to the Fleet National Bank, as Owner Trustee for the benefit of Nellie Mae Education Loan Trust (the "Trust" or the "Purchaser") under the Trust Agreement dated as of June 1, 1996 between Seller and the Owner Trustee, the entire right, title and interest of Seller in the Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Owner Trustee for the benefit of the Trust accepts Seller's offer. In order to qualify as Qualified Loans, no payment of principal or interest shall be more than sixty (60) days Delinquent as of the Cutoff Date which date shall be November 27, 1996. Notwithstanding the foregoing, to the extent the Seller is deemed to retain any right, title or interest in the Student Loans, the Seller grants to the Owner Trustee for the benefit of the Trust a security interest therein.

                         TERMS, CONDITIONS AND COVENANTS
                         -------------------------------

     In consideration of the Purchase Price, Seller hereby sells to the Owner Trustee for the benefit of the Trust the entire right, title and interest of Seller in the Student Loans accepted for purchase, subject to all the terms and conditions of the Master Terms Sales Agreement ("Master Sales Agreement") and any amendments thereto, incorporated herein by reference, among Seller, the Trust and the Owner Trustee. The Purchase Price of the Students Loans shall equal $636,889.11.

     This document shall constitute a Sales Agreement as referred to in the Master Sales Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Master Sales Agreement. All references in the Master Sales Agreement to Student Loans or Qualified Loans shall be deemed to refer to the Students Loans governed by this Sales Agreement. Seller hereby makes, as of the date hereof, all the representations and warranties contained in the Master Sales Agreement and makes such representations and warranties with respect to the Student Loans governed by this Sales Agreement.

     Seller authorizes the Owner Trustee for the benefit of the Trust to use a copy of the Bill of Sale, including the Student Loan Transmittal Summary Form attached to the Bill of Sale, as official notification to any Guarantor of assignment to the Owner Trustee on behalf of the Trust of the Student Loans on the date of purchase.

     The parties hereto intend that the transfer of Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form be, and be construed as, a valid sale of such Student Loans from Seller to the Owner Trustee for the benefit of the Trust. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then Seller hereby grants to the Owner Trustee for the benefit of the Trust a first priority security interest in and to all Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such loans.


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     IN WITNESS WHEREOF, the parties set their respective signatures below as of this 27th day of November, 1996.

NELLIE MAE EDUCATION FUNDING, LLC       NELLIE MAE EDUCATION LOAN TRUST
(SELLER)                                (PURCHASER)

                                        By: Fleet National Bank, not in its
                                              individual capacity but solely as
                                              Owner Trustee

By: /s/ John F. Remondi                 By: /s/ Robert L. Bice, II
   ------------------------------          ------------------------------------
Name: John F. Remondi                   Name: Robert L. Bice, II
Title: Treasurer                        Title: Vice President

                                        FLEET NATIONAL BANK,
                                          not in its individual capacity
                                          but solely as Owner Trustee

                                        By: /s/ Robert L. Bice, II
                                           ------------------------------------
                                        Name: Robert L. Bice, II
                                        Title: Vice President


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                       TENTH SUPPLEMENTAL SALES AGREEMENT
                   BLANKET ENDORSEMENT DATED NOVEMBER 27, 1996

     Nellie Mae Education Funding, LLC ("Seller"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes ("the Notes") described in the Bill of Sale executed by Seller in favor of the Fleet National Bank as the Owner Trustee for the benefit of Nellie Mae Education Loan Trust ("Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms Sales Agreement referred to in the Sales Agreement among Seller, Purchaser, and the Owner Trustee which covers this promissory note.

     This endorsement may be effected by attaching this instrument to each or any of the Notes.

     Notwithstanding the foregoing, Seller agrees to individually endorse each
Note in the form provided by Purchaser as Purchaser may from time to time require or if such individual endorsement is required by any Guarantor of the Note.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE SALES AGREEMENT. BY EXECUTION HEREOF, SELLER ACKNOWLEDGES THAT SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SALE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON PURCHASER'S PAYMENT TO SELLER OF THE PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY SELLER AND PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

SELLER                                    PURCHASER

----------------------------------        -------------------------------------

Nellie Mae Education Funding, LLC         Fleet National Bank, not in its
50 Braintree Hill Park                      individual capacity but solely as
Suite 300                                   Owner Trustee
Braintree, Massachusetts  02184

By:  /s/ John F. Remondi                  By:  /s/ Robert L. Bice, II
   -------------------------------           ----------------------------------
Name:  John F. Remondi                    Name:  Robert L. Bice, II
Title:  Treasurer                         Title:  Vice President

Date of Purchase:  November 27, 1996

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                      BILL OF SALE DATED NOVEMBER 27, 1996

     The undersigned ("Seller"), for value received and pursuant to the terms and conditions of Tenth Supplemental Sales Agreement ("Sales Agreement") among Nellie Mae Education Loan Trust ("Purchaser"), and Fleet National Bank, as Owner Trustee for the benefit of Purchaser under the Trust Agreement dated as of June 1, 1996 between Purchaser and the Owner Trustee, does hereby sell, assign, transfer and convey to the Owner Trustee for the benefit of Purchaser and its assignees all right, title and interest of Seller, in the Student Loans identified herein which the Owner Trustee for the benefit of Purchaser has accepted for purchase. A summary of the portfolio accepted for purchase by the Owner Trustee for the benefit of Purchaser and the individual Borrower accounts are listed on SCHEDULE A attached hereto.

     Seller hereby makes the representations and warranties set forth in Section 5 of the Master Terms Sales Agreement incorporated by reference in the Sales Agreement. Seller authorizes the Owner Trustee on behalf of Purchaser to use a copy of this document as official notification to any Guarantor of assignment to the Owner Trustee for the benefit of Purchaser of the Loans on the date of purchase.

SELLER                                    PURCHASER

----------------------------------        -------------------------------------

Nellie Mae Education Funding, LLC         Fleet National Bank, not in its
50 Braintree Hill Park                      individual capacity but solely as
Suite 300                                   Owner Trustee
Braintree, Massachusetts  02184

By:  /s/ John F. Remondi                  By:  /s/ Robert L. Bice, II
   -------------------------------           ----------------------------------
Name:  John F. Remondi                    Name:  Robert L. Bice, II
Title:  Treasurer                         Title:  Vice President

Date of Purchase:  November 27, 1996


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

                       TENTH SUPPLEMENTAL SALES AGREEMENT

                                   Schedule A
                                   ----------

             Number of       Principal         Interest
Sale #         Loans          Balance          Balance      Purchase Price
               -----          -------          -------      --------------

    10          111        $636,889.11           $0          $636,889.11







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